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The Brazil Fund, Inc.

Semiannual Report

December 31, 2002

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

The Brazil Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment Characteristics

• closed-end investment company investing in a broad spectrum of Brazilian industries

• a vehicle for international diversification through participation in the Brazilian economy

General Information

Executive Offices

The Brazil Fund, Inc. 345 Park Avenue New York, NY 10154 For fund information: 1-800-349-4281 or cef.scudder.com

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton

Custodian

Brown Brothers Harriman & Co.

Independent Accountants

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - BZF

Contents

<Click Here> Letter to Stockholders

<Click Here> Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Investment Manager

<Click Here> Privacy Statement

This report is sent to the stockholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Letter to Stockholders

Dear Stockholder:

Despite a stellar fourth-quarter rally, Brazil's stock market produced a negative return for the second half of 2002. The primary factor affecting the market's performance early in the period was the concern that if elected, left-wing presidential candidate Luis Inacio da Silva ("Lula") would institute policies unfriendly to the financial markets. The uncertainty associated with his candidacy sparked a dollar-adjusted decline of -43.14% in the Bovespa Index during the third quarter. However, upon winning the election, Lula demonstrated that he would pursue constructive policies and would seek to build on the positive fiscal efforts of his predecessor, Fernando Henrique Cardoso. As a result, the stock market rebounded briefly in the fourth quarter. Overall, the Bovespa declined -19.77% in dollar terms during the second half.

Against this backdrop, the fund's net asset value (NAV) total return was -10.99% for the full six-month period. Its share price - quoted on the NYSE - returned -11.09% for the same period to close at $11.11 per share. For the 2002 calendar year, the fund's NAV total return was -25.72%, 20 percentage points better than the Bovespa Index, which fell 45.72%. The closed-end structure of the fund was beneficial to performance, since the fund was not subject to shareholder redemptions (as is the case with an open-end fund) during an extremely volatile period. We therefore could remain focused on quality stocks despite the absence of liquidity in the markets for extended periods.

Economic Backdrop

As has happened often during political transition years, the presidential election of 2002 led to turmoil in the country's financial markets. Lula's popularity versus the government's chosen candidate - Jose Serra - grew steadily throughout the spring and summer, fueling worries that Lula's election would lead to a more populist approach to government. Given his left-wing background, investors also feared that a Lula-run government would not adhere to the fiscal austerity programs of the International Monetary Fund (IMF) and might even consider renegotiating the country's internal and external debt. His past statements supporting government intervention in pricing with respect to the regulated energy, electric utility and communications sectors further contributed to a loss of confidence among market participants. Stocks, bonds and the real were all hit hard as investors prepared for the worst.

However, after winning the first-round vote on October 7, Lula continued to present a very rational approach based on meeting the needs of the people while also respecting the requirements of a market-based economy. Lula was elected with a resounding majority on October 27, and financial markets responded well to this development, as it soon became clear that Lula did not intend to reverse the essential elements of the Cardoso government's policies. Notably, this included adherence to the policies of the IMF. The political appointments Lula has made to date have also been well-received. For instance, he named Antonio Palocci as finance minister and the former president of Fleet Boston Financial - Henrique Meirelles - as head of the Central Bank.

The optimism surrounding the early days of Lula's presidency has been a positive for the markets. An increase in investor confidence has enabled credit spreads to tighten and the currency to rise in value, which in turn has reduced the debt-to-gross-domestic-product ratio and made the country's financing needs more manageable. In addition, liquidity returned to the markets. This could mark the beginning of a positive spiral, but it remains to be seen how long confidence will stay at its current high level. Inflation remains a problem, forcing the Central Bank to raise interest rates. Ultimately, Lula's government will need to succeed in curbing inflation and lowering interest rates in order for growth to resume and the positive cycle to gain additional momentum. Another key variable, of course, is the outlook for the global markets, as declining risk aversion may be offset by concerns over the Middle East. In addition, rising commodity prices - a positive for Brazil's economy - may be stalled in the short term by the lackluster outlook for growth.

Portfolio Positioning

The fund's strategy is to invest in the securities of companies with a demonstrated record of achieving high rates of cash flow from their core businesses and reinvesting a substantial portion of that cash flow back into the business. Given the political and economic volatility in Brazil, the fund will invest in companies with limited balance sheet debt relative to cash flow, competitive market strength, high return on invested capital, strong management and pricing power. We expect that by focusing on the best companies in the country and purchasing or selling stocks based on the stock price relationship to a company's intrinsic value, long-term competitive performance can be achieved. We believe the fund's closed-end structure will help us accomplish this goal by allowing us to take positions in such companies without short-term concerns over share liquidity and the possibility of shareholder redemptions during times of market stress.

During the six-month reporting period, the fund's performance in relation to the benchmark was helped by the portfolio's positions in some small-cap stocks such as Weg (electrical manufacturing) and Sadia (poultry and meat processing), as well as holdings in Companhia Vale do Rio Doce (mining), Ambev (beverages), Souza Cruz (tobacco) and Gerdau (steel). On the negative side, performance was hurt by holdings in the telecommunications sector and Banco Itau, which was quite volatile due to concerns over the possibility of a less friendly stance toward the banking sector by the new government.

Consistent with our long-term approach, we made very minor changes to the portfolio during the second half of the year. We trimmed or eliminated weightings in some of the portfolio's top 10 holdings - Petrobras, Companhia Vale do Rio Doce, Banco Itau and Ambev - for diversification purposes, since these holdings had grown to particularly large positions within the fund. We also sold Embratel for fundamental reasons: the company has proved unable to make headway in the highly competitive long-distance telecommunications sector amid a sluggish environment for data services.

Our purchases fit into two major categories. First, we added to positions in exporters that earn a significant percentage of their revenues in dollars. We believe exporters will outperform due to the weaker currency and the likely promotion of export growth by a Lula-led government. Companies to which we added include Aracruz and Votorantim Celulose e Papei (paper), Empressa Brasileira de Aeronautica (aircraft) and Souza Cruz. Second, we added to consumer companies that we believe can do well in a weak economy. Examples include Companhia Brasileira de Distribuicao Grupo Pao de Acucar, the supermarket chain, and Sadia. Both can benefit if consumers "trade down" to the basics to stretch their paychecks. In addition to being positioned to take advantage of potential export strength, Souza Cruz also may be able to take advantage of this trend in domestic consumption. Both Sadia and Souza Cruz have an export component to their sales as well.

Areas we have been de-emphasizing include energy and telecommunications, given concerns over regulatory tariff-setting in these sectors. We are also wary of the high debt levels of many energy companies and the ongoing competitive environment in telecommunications.

Outlook

We are cautiously optimistic regarding the outlook for Brazil's stock market in 2003. The direction of stock prices - as well as the currency - hinges largely on Lula's ability to work with Congress to pass the necessary reforms relating to labor, social security and taxes. Additionally, he will need to maintain adherence to the stringent fiscal targets laid out by the IMF and promote policies favorable to the financial markets in order to ensure credit availability. If Lula proves successful in these endeavors, the markets should respond in a positive manner.

Naturally, risks remain in place. Geopolitical issues are a major concern, and global growth remains sluggish. However, we believe that many companies in Brazil offer attractive valuations even after their sharp fourth quarter run-up. If the country's political backdrop remains stable - which would spark a further decline in investors' perceptions of the risks in Brazil's financial markets - global investors will likely seek to take advantage of the market's compelling valuations.

We thank you for your ongoing support of The Brazil Fund. Please visit cef.scudder.com or call (800) 349-4281 with any questions or for the most recent performance information.

Sincerely,

Nicholas Bratt Richard T. Hale
President Chairman of the Board
and Director and Director

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Other Information

Election of Officers and Resignation of Portfolio Manager

On December 18, 2002, the Board elected Charles A. Rizzo as Treasurer and Chief Financial Officer of the fund. Gary L. French, John R. Hebble and Thomas Lally have resigned as officers of the fund and Curtis Butler has resigned as an officer and portfolio manager of the fund.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 23. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Brazil Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of The Brazil Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the year, plus (2) an estimate of shares to be issued in connection with the current year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current year's dividends are estimated at 50% of the number of shares issued in connection with the prior year's dividends or until such time during the year that the fund's Manager has a more accurate projection of the year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the six months ended December 31, 2002, there were no fund shares repurchased by the fund pursuant to the share repurchase plan as described above.

Net Asset Value

The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Investment Summary as of December 31, 2002

Historical Information
	Total Return (%)
	Market Value		Net Asset Value[a]		Index[b]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	29.85	-	32.31	-	41.10	-
One Year	-24.53	-24.53	-25.72	-25.72	-45.72	-45.72
Three Year	-32.39	-12.23	-36.49	-14.04	-66.49	-30.52
Five Year	-19.13	-4.16	-22.12	-4.88	-65.15	-19.00
Ten Year	95.85	6.95	128.96	8.64	109.06	7.65

Per Share Information and Returns[a]
	Yearly periods ended December 31

	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
Net Asset Value ($)	20.98	31.10	20.73	25.75	26.42	14.92	23.86	21.91	18.49	13.46
Income Dividends ($)	.08	-	.30	.55	.51	.75	.45	.42	.53	.27
Capital Gains and Other Distributions ($)	.74	2.46	1.05	.32	2.75	2.27	-	.50	.19	-
Total Return (%)	54.19	61.09	-23.31[c]	28.89[c]	19.75	-25.42	64.43	-3.47	-11.43	-25.72

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b Bovespa Stock Index ($) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
c Total returns would have been lower had certain expenses not been reduced.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary as of December 31, 2002

Asset Allocation	12/31/02	6/30/02

Equity Securities	97%	97%
Cash Equivalents	3%	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/02	6/30/02

Materials	26%	24%
Consumer Staples	21%	18%
Financials	15%	16%
Energy	11%	14%
Industrials	10%	8%
Telecommunication Services	10%	11%
Utilities	6%	8%
Consumer Discretionary	1%	1%
	100%	100%

Ten Largest Equity Holdings (68.6% of Portfolio)
1. Companhia de Bebidas das Americas	11.3%
2. Banco Itau SA	10.5%
3. Petroleo Brasileiro SA	9.2%
4. Companhia Vale do Rio Doce	9.0%
5. Weg SA	6.2%
6. Aracruz Celulose SA	5.7%
7. Votorantim Celulose e Papel SA	4.5%
8. Gerdau SA	4.2%
9. Banco Bradesco SA	4.1%
10. Souza Cruz SA	3.9%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2002

	Shares	Value ($)

Equity Securities 97.4%
Consumer Discretionary 0.7%
Textiles, Apparel & Luxury Goods
Sao Paulo Alpargatas SA (Preferred)	47,579,600	1,465,156
Consumer Staples 20.8%
Beverages 11.3%
Companhia de Bebidas das Americas (Preferred)	162,899,565	24,849,086
Food & Drug Retailing 3.3%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (Preferred)	468,386,400	7,211,034
Food Products 2.3%
Sadia SA (Preferred)	13,198,045	5,070,435
Tobacco 3.9%
Souza Cruz SA (Voting)	1,705,943	8,587,544
Energy 10.4%
Oil & Gas
Petrobras Distribuidora SA (Preferred)	239,800,000	2,706,895
Petroleo Brasileiro SA (Preferred)	1,547,399	20,282,292
		22,989,187
Financials 15.1%
Banks 14.6%
Banco Bradesco SA (Preferred)	2,924,430,768	9,128,520
Banco Itau SA (Preferred)	476,779,480	23,098,215
		32,226,735
Real Estate 0.5%
San Carlos Emprendimentos e Participacoes SA (Preferred)	499,904,418	1,225,048
Industrials 9.4%
Aerospace & Defense 3.2%
Empresa Brasileira de Aeronautica SA (Preferred)	1,786,632	7,065,776
Electrical Equipment 6.2%
Weg SA (Preferred)	15,526,600	13,684,461
Materials 26.0%
Containers & Packaging 0.2%
Dixie Toga SA (Preferred)*	4,309,000	426,031
Metals & Mining 15.6%
Companhia Siderurgica Nacional (Voting)	372,400,000	5,380,864
Companhia Vale do Rio Doce "A" (Preferred)	716,104	19,745,455
Gerdau SA (Preferred)	943,600,000	9,196,102
		34,322,421
Paper & Forest Products 10.2%
Aracruz Celulose SA "B" (Preferred)	6,601,599	12,606,444
Votorantim Celulose e Papel SA (Preferred)	291,900,000	9,894,915
		22,501,359
Telecommunication Services 9.3%
Diversified Telecommunication Services 8.6%
Brasil Telecom SA (Preferred)	872,766,839	2,894,430
Brasil Telecom Participacoes SA (Preferred)	1,284,456,600	6,603,703
Tele Norte Leste Participacoes SA (Preferred)	868,807,592	6,700,126
Telemar Norte Leste SA "A" (Preferred)	219,434,100	2,789,417
		18,987,676
Wireless Telecommunication Services 0.7%
Tele Centro Oeste Celular Participacoes SA (Preferred)	1,055,000,000	1,418,588
Telemig Celular SA "C" (Preferred)	22,600,000	213,519
		1,632,107
Utilities 5.7%
Electric Utilities 5.3%
Centrais Electricas Brasileiras SA "B" (Preferred)	420,000,000	2,781,017
Companhia Energetica de Minas Gerais (Preferred)	542,171,369	4,050,970
Companhia Paranaense de Energia-Copel "B" (Preferred)	1,045,166,700	2,952,448
Companhia Paranaense de Energia-Copel (Voting)	806,742,700	1,823,147
		11,607,582
Multi-Utilities & Unregulated Power 0.4%
Ultrapar Participacoes SA (Preferred)	123,748,000	870,431
Total Equity Securities (Cost $176,319,008)		214,722,069

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $5,784,194)	5,784,194	5,784,194
Total Investment Portfolio - 100.0% (Cost $182,103,202) (a)		220,506,263

* Non-income producing security.
(a) The cost for federal income tax purposes was $182,203,119. At December 31, 2002, net unrealized appreciation for all securities based on tax cost was $38,303,144. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $98,074,004 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $59,770,860.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $182,103,202)	$ 220,506,263
Brazilian Real, at value (cost $5,753,602)	4,370,394
Dividends receivable	1,250,596
Other assets	7,751
Total assets	226,135,004
Liabilities
Dividends payable	4,437,987
Accrued management fee	207,364
Other accrued expenses and payables	237,983
Total liabilities	4,883,334
Net assets, at value	$ 221,251,670
Net Assets
Net assets consist of: Undistributed net investment income	1,422,781
Net unrealized appreciation (depreciation) on: Investments	38,403,061
Brazilian real related transactions	(1,382,264)
Accumulated net realized gain (loss)	(5,818,994)
Paid-in capital	188,627,086
Net assets, at value	$ 221,251,670
Net Asset Value per share ($221,251,670 / 16,436,988 shares of common stock issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 13.46

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $402,150)	$ 3,184,917
Interest	57,531
Total Income	3,242,448
Expenses: Management fee	1,223,234
Administrator's fee	25,000
Services to shareholders	15,597
Custodian and accounting fees	299,229
Auditing	48,503
Legal	11,460
Directors' fees and expenses	50,339
Reports to shareholders	45,021
Other	58,572
Total expenses	1,776,955
Net investment income (loss)	1,465,493
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,391,099
Brazilian real related transactions (including CPMF tax of $39,306)	(1,594,629)
796,470
Net unrealized appreciation (depreciation) during the period on: Investments	(30,813,978)
Brazilian real related transactions	582,562
(30,231,416)
Net gain (loss) on investment transactions	(29,434,946)
Net increase (decrease) in net assets resulting from operations	$ (27,969,453)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2002	Year Ended June 30, 2002
Operations: Net investment income (loss)	$ 1,465,493	$ 8,845,970
Net realized gain (loss) on investment transactions	796,470	(7,872,702)
Net unrealized appreciation (depreciation) on investment transactions during the period	(30,231,416)	(58,318,105)
Net increase (decrease) in net assets resulting from operations	(27,969,453)	(57,344,837)
Distributions to shareholders from: Net investment income	(4,437,987)	(8,711,604)
Net realized gains	-	(3,040,843)
Fund share transactions:
Reinvestment of distributions	-	189,491
Cost of shares reacquired	(150,372)	-
Net increase (decrease) in net assets from Fund share transactions	(150,372)	189,491
Increase (decrease) in net assets	(32,557,812)	(68,907,793)
Net assets at beginning of period	253,809,482	322,717,275
Net assets at end of period (including undistributed net investment income of $1,422,781 and $4,395,275, respectively)	$ 221,251,670	$ 253,809,482
Other Information
Shares outstanding at beginning of period	16,450,120	16,436,988
Shares issued to shareholders in reinvestment of distributions	-	13,132
Shares reacquired	(13,132)	-
Net increase (decrease) in Fund shares	(13,132)	13,132
Shares outstanding at end of period	16,436,988	16,450,120

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2002[a]	2002	2001	2000	1999[b]	1998[c]	1997[c]
Per Share Operating Performance
Net asset value, beginning of period	$ 15.43	$ 19.63	$ 24.01	$ 17.03	$ 14.92	$ 26.42	$ 25.75
Income (loss) from investment operations:
Net investment income (loss)[d]	.09	.54	.67	.48	.26	.82	.60
Net realized and unrealized gain (loss) on investment transactions	(1.79)	(4.02)	(4.13)	6.80	2.00	(9.30)	3.33
Total from investment operations	(1.70)	(3.48)	(3.46)	7.28	2.26	(8.48)	3.93
Less distributions from: Net investment income	(.27)	(.53)	(.42)	(.30)	(.15)	(.75)	(.51)
Net realized gains on investment transactions	-	(.19)	(.50)	-	-	(2.27)	(2.75)
Total distributions	(.27)	(.72)	(.92)	(.30)	(.15)	(3.02)	(3.26)
Net asset value, end of period	$ 13.46	$ 15.43	$ 19.63	$ 24.01	$ 17.03	$ 14.92	$ 26.42
Market value, end of period	$ 11.11	$ 12.75	$ 15.15	$ 17.13	$ 14.75	$ 10.88	$ 21.00
Total Return
Per share net asset value (%)[e]	(10.99)**	(17.54)	(14.01)	43.28	15.48**	(25.42)	19.75
Per share market value (%)[e]	(11.09)**	(11.67)	(7.00)	17.99	37.22**	(31.61)	10.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	221	254	323	395	280	243	429
Ratio of expenses (%)	1.68*	1.52	1.44	1.49	1.67*	1.56	1.46
Ratio of net investment income (loss) (%)	1.38	3.04	3.03	2.42	3.47*	3.57	1.91
Portfolio turnover rate (%)	5*	3	8	14	4*	17	6

a For the six months ended December 31, 2002.
b For the six months ended June 30, 1999. On May 26, 1999, the Fund changed the fiscal year end from December 31 to June 30.
c Years ended December 31.
d Based on average shares outstanding during the period.
e Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At December 31, 2002, the exchange rate for the Brazilian Real was US $.2825 to 1 Real.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At June 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $940,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2010, the expiration date whichever occurs first.

In addition, from November 1, 2001, through June 30, 2002 the Fund incurred approximately $4,846,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending June 30, 2003.

The Fund may be subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 4,421,137
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (940,000)
Net unrealized appreciation (depreciation) on investments	$ 69,117,122

In addition, for the year ended June 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 8,711,604
Distributions from long-term capital gains	$ 3,040,843

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $7,741,802 and $5,261,412, respectively.

C. Related Parties

Management Agreement Under the Management Agreement (the "Management Agreement"), with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager") the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement is equal to an annual rate of 1.20% of the first $150,000,000 of the Fund's average weekly net assets, 1.05% of the next $150,000,000 of such net assets, 1.00% of the next $200,000,000 of such net assets and 0.90% of such net assets in excess of $500,000,000. Accordingly, for the six months ended December 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.15% of the Fund's average weekly net assets.

The Fund and the Manager have an Administration Agreement with BankBoston Banco Multiplo S.A. ("BankBoston Banco"), pursuant to which BankBoston Banco acts as the Fund's Brazilian Administrator. The Fund has agreed to pay BankBoston Banco, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out-of-pocket expenses. For the six months ended December 31, 2002, the Administrator's Fee amounted to $25,000, of which $12,500 is unpaid at December 31, 2002.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended December 31, 2002, the amount charged to the Fund by SISC aggregated $8,100, of which $6,750 is unpaid at December 31, 2002.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the six months ended December 31, 2002, the amount charged to the Fund by SSC aggregated $7,500, of which $2,500 is unpaid at December 31, 2002.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 2002, the amount charged to the Fund by SFAC aggregated $64,229, of which $10,527 is unpaid at December 31, 2002.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended December 31, 2002, totaled $57,531 and are reflected as interest income on the Statement of Operations.

D. Foreign Investment and Exchange Controls in Brazil

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies, such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for US federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by shareholders of at least two-thirds of the Fund's outstanding shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable US tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. Ownership of the Fund

At December 31, 2002, one shareholder held approximately 17% of the outstanding shares of the Fund.

F. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5.0 percent of its net assets under the agreement.

G. Common Stock

Shares issued in fiscal 2002 for the Dividend Reinvestment Plan were reacquired in the open market and retired in fiscal 2003.

Report of Independent Accountants

To the Board of Directors and the Shareholders of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts February 19, 2003	PricewaterhouseCoopers LLP

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent").

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Amendment of the Plan

Effective June 1, 2002 the Plan for the fund has been amended to provide that UMB Bank, N.A. will act as the Plan Agent for each stockholder of the fund who participates in the Voluntary Cash Purchase Program and Dividend Reinvestment Plan. The fund's Transfer Agent will continue to provide record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 800-294-4366.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Investment Manager

Deutsche Investment Management Americas Inc. (DeIM), which is part of Deutsche Asset Management, is the investment manager ( "Manager") for The Brazil Fund, Inc. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

In addition to the fund, DeIM also manages the assets of other closed-end investment companies which invest primarily in foreign securities including: Scudder New Asia Fund, Inc., Scudder Global High Income Fund, Inc., The Korea Fund, Inc., The Germany Fund, The New Germany Fund and The Central European Equity Fund.

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds, including The Brazil Fund, Inc., The Central European Equity Fund, Inc, The Germany Fund, Inc., The Korea Fund, Inc., and Montgomery Street Income Securities.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes